UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2011

WINLAND ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

1-15637	41-0992135
(Commission File Number)	(IRS Employer
Identification No.)

1950 Excel Drive

Mankato, Minnesota 56001

(Address of Principal Executive Offices)  (Zip Code)

(507) 625-7231

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 28, 2011, Winland Electronics, Inc. (“Winland”) announced that Brian D. Lawrence had been promoted to Chief Financial Officer and Senior Vice President of the company.

Mr. Lawrence, 40, joined Winland in August 2004, as its Senior Cost Accountant and has served as Controller since April 2005.  Prior to joining Winland, from May 2002 to August 2004, Mr. Lawrence served as Oracle Systems’ Implementation Manager for Midwest Electric Products, a division of General Electric Co.  From June 1993 to May 2002, Mr. Lawrence held accounting positions at various companies, including field financial representative, plant accountant, finance specialist and finance manager.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1                           Press release dated March 28, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 30, 2011

WINLAND ELECTRONICS, INC.

By	/s/ Brian Lawrence
Chief Financial Officer and Senior
Vice President

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

EXHIBIT INDEX

to

FORM 8-K

WINLAND ELECTRONICS, INC.

Date of Report:	Commission File No.: 1-15637

March 28, 2011

Exhibit No.	ITEM

99.1	Press Release dated March 28, 2011.